EXHIBIT 10-H
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                JMB MORTGAGE PARTNERS, LTD.-IV
                   900 North Michigan Avenue
                   Chicago, Illinois  60611




                       October 21, 1996




Rosenfeld/Franklin Farm Village Center, L.P.
c/o JBG/Rosenfeld Retail Properties Company
Suite 1111
7101 Wisconsin Avenue, N.W.
Bethesda, Maryland  20814

     Re:  Franklin Farm Village Center
          Fairfax, Virginia
          ----------------------------

Ladies and Gentlemen:

          Please refer to that certain promissory note (the "NOTE") captioned "PROMISSORY NOTE," dated November 25, 1991, made by Rosenfeld/Franklin Farm Village Center, L.P. ("BORROWER"), payable to the order of JMB Mortgage Partners, Ltd.-IV ("LENDER"), in the original principal amount of $13,463,144.18, pursuant to which Lender made a loan (the "LOAN") to Borrower in the amount of the Note. The Loan is evidenced by the Note, and it is also evidenced or secured by, among other instruments, (i) that certain deed of trust (the "DEED OF TRUST") captioned "CREDIT LINE, PURCHASE MONEY DEED OF TRUST, ASSIGNMENT OF LEASES AND
RENTS,
SECURITY AGREEMENT AND FINANCING STATEMENT," dated as of November 25, 1991, executed and delivered by Borrower to Lois J. Vermilion ("TRUSTEE"), for the benefit of Lender, recorded in Fairfax County, Virginia on December 19, 1991 in Deed Book 7975, commencing at page 1612, encumbering the real property described therein, and that certain assignment captioned "ASSIGNMENT OF LEASES AND RENTS," dated as of November 25, 1991 (the "ASSIGNMENT"), executed and delivered by Borrower in favor of Lender, recorded in Fairfax County, Virginia on December 19, 1991 in Deed Book 7975 commencing at page 1653, (ii) that certain amendment (the "FIRST AMENDMENT") captioned "FIRST AMENDMENT TO (1) PROMISSORY NOTE, (2) CREDIT LINE, PURCHASE MONEY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT, (3) ASSIGNMENT OF LEASES
AND
RENTS AND (4) LEASING STANDARDS LETTER," dated as of September 28, 1993, by and among Borrower, Lender and Trustee; and (iii) that certain amendment (the "SECOND AMENDMENT") captioned "SECOND AMENDMENT TO (1) PROMISSORY NOTE, (2) CREDIT LINE, PURCHASE MONEY DEED OF TRUST, ASSIGNMENT OF
LEASES
AND RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT, (3)
ASSIGNMENT OF
LEASES AND RENTS AND (4) LEASING STANDARDS LETTER," dated as of November 23, 1994, by and among Borrower, Lender and Trustee. The foregoing documents are referred to herein as the "LOAN DOCUMENTS."

          On October 18, 1996 (the "REPAYMENT DATE"), Lender will accept a payment of $16,335,702.57 as repayment in full of the principal balance of the Loan and all Additional Interest owing thereunder. In the event that the Loan is not repaid on this day, then Lender will accept a repayment of $16,335,702.57, plus payment of interest in the amount of $3,372.36 for each day thereafter that the Loan remains unpaid, as repayment in full of the principal balance of the Loan and Additional Interest owing thereunder. All Basic Interest (as defined in the Note) which has accrued hereunder and has not been paid as of the Repayment Date must be paid in full at that time. In order for Lender to accept a repayment of the Loan in accordance with the terms of this paragraph, repayment of the Loan must occur by __________, 1996.

          Except for the agreement of Lender to accept a repayment of principal and Additional Interest in accordance with the terms of this letter, the Loan Documents are and shall remain in full force and effect in accordance with their terms. No party to this letter will be bound by, and no rights or liabilities will arise from, any statements, oral agreements, draft documents, term sheets, letters or any other communications. This letter may only be amended by a written amendment, fully executed and delivered by the parties.

          Thank you very much.

                              JMB MORTGAGE PARTNERS-IV, LTD.,
                              an Illinois limited partnership

                              By:  JMB Realty Corporation,
                                   a Delaware corporation, General
                                   Partner

                                   By:  -----------------------
                                        Julie H. Walner
                                        Vice President